UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2016

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-208524	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 30, 2016, Dell Inc. and EMC Corporation issued a press release announcing that China’s Ministry of Commerce (“MOFCOM”) has granted final regulatory approval with respect to the acquisition of EMC Corporation by Dell Technologies Inc. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The condition to closing the transaction in respect of clearances under antitrust and competition laws has been satisfied. The acquisition is expected to close on September 7, 2016.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Dell Inc. and EMC Corporation, dated August 30, 2016

Disclosure Regarding Forward Looking Statements

This communication contains forward-looking information about Dell Technologies Inc. and the proposed transaction with EMC Corporation that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “confidence,” “may,” “plan,” “potential,” “should,” “will” and “would,” or similar expressions. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: (i) the failure to consummate or delay in consummating the proposed transaction; (ii) the risk that a condition to closing of the proposed transaction may not be satisfied or that required financing for the proposed transaction may not be available or may be delayed; (iii) the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated; (iv) risk as to the trading price of Class V Common Stock to be issued by Dell Technologies Inc. in the proposed transaction relative to the trading price of shares of VMware, Inc. common stock; (v) the effect of the announcement of the proposed transaction on Dell Technologies Inc.’s relationships with its customers, operating results and business generally; and (vi) adverse changes in general economic or market conditions. Dell Technologies Inc. undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2016

DELL TECHNOLOGIES INC.

By:	/s/ Janet B. Wright
Name:	Janet B. Wright
Title:	Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Dell Inc. and EMC Corporation, dated August 30, 2016